UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2021

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange, Inc.
	MMM	Chicago Stock Exchange, Inc.
0.375% Notes due 2022	MMM22A	New York Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange, Inc.
1.750% Notes due 2030	MMM30	New York Stock Exchange, Inc.
1.500% Notes due 2031	MMM31	New York Stock Exchange, Inc.

Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition

This Current Report on Form 8-K is being furnished to include supplemental unaudited historical business segment information and consolidated income information (furnished hereunder as Exhibit 99 and incorporated herein by reference) that reflects the following:

●Changes in the measure of segment operating performance used by 3M’s chief operating decision maker
●Change in accounting principle for determining net periodic pension and postretirement plan cost

The Company did not operate using this measure of segment operating performance or employ this accounting principle for determining net periodic pension and postretirement plan cost in any period prior to the first quarter of 2021 and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 2021.

The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act.

Forward-Looking Statements

This Current Report contains forward-looking information about 3M's financial results and estimates and business prospects that involve substantial risks and uncertainties. Forward-looking statements relate to future events and typically address the Company’s expected future business and financial performance. Words such as “plan,” “expect,” “aim,” “believe,” “project,” “target,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “forecast” and other words and terms of similar meaning, typically identify such forward-looking statements. In particular, these include, among others, statements relating to:

•worldwide economic, political, regulatory, international trade, capital markets and other external conditions, such as interest rates, financial conditions of our suppliers and customers, trade restrictions such as tariffs in addition to retaliatory counter measures, and natural and other disasters or climate change affecting the operations of the Company or our suppliers and customers,
•	risks related to public health crises such as the global pandemic associated with the coronavirus (COVID-19),
•	liabilities related to certain fluorochemicals and the outcome of contingencies,
•the Company’s strategy for growth, future revenues, earnings, cash flow, uses of cash and other measures of financial performance, and market position,
•	competitive conditions and customer preferences,
•	foreign currency exchange rates and fluctuations in those rates,
•	new business opportunities, product development, and future performance or results of current or anticipated products,
•	fluctuations in the costs and availability of purchased components, compounds, raw materials and energy,
•	Information technology systems including ERP system roll-out and implementations,
•	Security breaches and other disruptions to information technology infrastructure,
•	the scope, nature or impact of acquisition, strategic alliance and divestiture activities,
•	operational execution, including inability to generate productivity improvements as estimated,
•	future levels of indebtedness, common stock repurchases and capital spending,
•	future availability of and access to credit markets,
•	pension and postretirement obligation assumptions and future contributions,
•	asset impairments,
•	tax liabilities and effects of changes in tax rates, laws or regulations, and
•legal and regulatory proceedings, legal compliance risks (including 3rd party risks) with regards to environmental, product liability and other laws and regulations in the United States and other countries in which we operate.

For details of the risks stated above, see Part I, Item 1A “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2020. The Company assumes no obligation to update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99

Supplemental unaudited historical business segment information and consolidated income information (furnished pursuant to Item 2.02 hereof) reflecting changes effected during the first quarter of 2021 relative to the measure of segment operating performance and accounting principle for determining net periodic pension and postretirement plan cost

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By: /s/	Monish Patolawala
Monish Patolawala,
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: March 22, 2021

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